Putnam
Diversified
Equity
Trust

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-98


[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "It is understandable that the recent volatility in world markets is worrisome to many investors. However, for those investors who take a long-term view, we advise patience. Because Putnam Diversified Equity Trust invests in both U.S. and foreign stocks, it has the potential to provide some downside protection. The fund's returns are not dependent on any single market, industry, or company. And with such global diversification, we believe the fund can successfully pursue long-term capital appreciation in any market environment."

                                     -- Paul Warren, manager
                                        Putnam Diversified Equity Trust

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

13 Portfolio holdings

19 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

As you may recall in our last report to shareholders, we discussed the rationale behind Putnam Diversified Equity Trust's broadened global strategy. Your fund's multispecialist management team put the new approach to good use in the often tumultuous first half of fiscal 1999, the six months ended August 31, 1998.

The increased flexibility allowed the fund to focus on seeking out companies anywhere in the world whose stocks the managers believed offered not only attractive valuations but potential for growth. The change could not have come at a more timely moment, given the unsettled markets that left many equity portfolios even with or behind their positions at the start of 1998.

In the following report, your fund's managers provide an in-depth discussion of how they employed the new strategy during the semiannual period. They also offer their insights on prospects for the fiscal year's second half. I believe you will find their comments interesting and informative.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
October 21, 1998



Report from the Fund Managers
Paul C. Warren
Robert R. Beck
Omid Kamshad
Justin M. Scott
Michael P. Stack

The six months ended August 31, 1998 -- the first half of Putnam Diversified Equity Trust's fiscal year -- were marked by sharp contrasts and surprising extremes for equity markets worldwide. While fundamental factors such as mild interest rates, minimal inflation, and sound economic health in the United States and many European nations remain quite positive, financial and political turmoil in many developing and emerging nations caused resurgent waves of volatility throughout world markets.

Since our last report in February, the broad U.S. stock market continued sprinting ahead to record heights before pulling back in what many considered to be a correction. At the end of the fund's semiannual reporting period on August 31, 1998, many stocks that had posted gains earlier in the year were back to even or down for the year to date. For the most part, foreign stock markets did not fare much better, as most of Asia was in recession and emerging markets everywhere remained vulnerable to instability. Consequently, while your fund continued to post positive results through mid July as it did in previous years, its returns were dampened by the global downturn we experienced in late July and August. At net asset value, the fund's class A shares experienced their first negative results in a fiscal period, returning a total of -9.71% (-14.88% at public offering price). More in-depth performance information, including performance of other share classes, is provided on pages 9 and 10 of this report.

* SEAMLESS GLOBAL APPROACH FOCUSES ON VALUATION TECHNIQUES

During early summer, or approximately four months into fiscal 1998, we modified the fund's trisector strategy to take a seamless global approach to pursuing capital appreciation. We did this by erasing the fine lines between the portfolio's domestic growth, domestic value, and foreign stock holdings and instead targeted stocks from markets around the globe that offer a combination of growth potential and attractive valuations. In selecting stocks for your fund's portfolio, we now give greater consideration to the relationship between the price we have to pay for corporate assets and the return we expect to earn. We are interested only in companies whose current stock prices are substantially below their potential relative paybacks.

We apply the same valuation techniques to growth companies, cyclical companies, and companies that are downsizing. This approach is not to be confused with a basic value style of investing, which focuses solely on low price-to-earnings and low price-to-book ratios. The higher a company's payback potential, the higher the price we expect to pay for its stock. We conduct extensive global research and analysis to find companies whose stocks are priced attractively and whose size, scale, and power can give them a competitive advantage in markets worldwide. Your fund's performance improved considerably relative to the competition and industry benchmarks once we began employing the price-to-payback method of stock selection on a global basis.

* STRATEGIC MODIFICATION PROMPTS INCREASE IN INTERNATIONAL HOLDINGS

The modification to your fund's strategy afforded us the opportunity to move some assets from the U.S. market to other arenas in which stock valuations and growth opportunities were more attractive. Approximately 68% of the fund's assets had been in U.S. stocks. By the close of the period, that figure dropped to roughly 50% as we built up the fund's holdings in Europe.

[GRAPHIC OMITTED: horizontal bar chart of TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Telecommunications    13.7%

Pharmaceuticals
and biotechnology     13.5%

Banks                 12.2%

Insurance              8.3%

Retail                 4.6%

Footnote reads:
*Based on net assets as of 8/31/98. Holdings will vary over time.


In general, we added to positions that stand to benefit from Europe's Economic and Monetary Union (EMU), which will come into existence in January 1999, emphasizing stocks of companies based in France, Germany, and Italy. EMU bodes well for Europe's capital markets because it will create one independent monetary authority, the European Central Bank, which should keep interest-rate movements in member countries in close step with one another. Currency risk is also lessened because intra-European trade and investments will no longer be affected by fluctuating exchange rates.

Our avoidance of emerging markets as well as of the troubled Asian nations proved quite beneficial to the fund. The portfolio still includes a few Japanese stocks we consider attractive, such as Sony and Honda. While these holdings and others discussed in this report were viewed favorably at period's end, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

* INDUSTRY EMPHASIS AND STOCK PICKS REFLECT DEFENSIVE ORIENTATION

Throughout the period, we emphasized countries, industries, and individual stocks that gave the portfolio a defensive orientation. For example, the fund's large stake in the United States, although somewhat decreased, proved defensive given the magnitude of the recent global volatility. Another worthwhile defensive tactic was our decision to focus on markets that we expect to be positively affected by EMU.

We tried to pinpoint industries and companies that offer strong pricing power and feature solid, long-term growth prospects regardless of short-term bouts of volatility. Telecommunications, pharmaceuticals, and European financial holdings, which we believe meet these criteria, dominated the portfolio. Our notable telecommunications holdings include Deutsche Telecom (Germany) and WorldCom (U.S.), and we hold in the cable and broadcasting sectors, Telecommunications Inc. (U.S.), MediaOne (U.S.), and CBS (U.S.). Financial and insurance holdings include American Express (U.S.), AXA (France), and ING (Netherlands), to name a few. The fund also holds a significant position in technology with stocks such as Compaq (U.S.) and Cisco Systems (U.S.); in retailing with companies such as Costco (U.S.), CVS (U.S.), TJX (U.S.), and Dayton Hudson (U.S.); and in pharmaceuticals with noteworthy holdings Pfizer (U.S.), Schering Plough (U.S.), and Eli Lilly (U.S.).

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Schering-Plough Corp.
Pharmaceuticals and biotechnology

Merck & Co., Inc.
Pharmaceuticals and biotechnology

Telecom Italia SPA (Italy)
Telecommunications

Microsoft Corp.
Computer software

Airtouch Communications, Inc.
Telecommunications

Pharmacia & Upjohn, Inc.
Pharmaceuticals and biotechnology

Warner-Lambert Co.
Pharmaceuticals and biotechnology

MediaOne Group Inc.
Cable television

UBS AG (Switzerland)
Financial services

Oy Nokia AB (Finland)
Telecommunication equipment

These holdings represent 18.1% of the fund's net assets as of 8/31/98. Portfolio holdings will vary over time.


Our avoidance of commodity, oil, and basic technology stocks throughout the period helped buoy the fund's performance. As global deflation increasingly has become a very real prospect, these types of companies have suffered most.

* OUTLOOK: CONTINUED VOLATILITY WOULD NOT COME AS SURPRISE

The recent volatility in world markets is likely to continue into the balance of the fund's fiscal year, given the rocky road that many Asian nations must travel to fiscal health. However, because we take a long-term view and select companies that we believe have sound fundamentals and solid long-term growth prospects, we are optimistic about your fund's ability to deliver rewarding performance over time. While short-term results will certainly be affected if markets and stock prices around the globe continue to come under pressure, the companies we have chosen for the portfolio are, in our opinion, the best the world has to offer in terms of established earnings growth rates and attractive valuations. Over the long haul, we believe our valuation approach should hold the fund in good stead.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/98, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments, not present with domestic investments.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Diversified Equity Trust is designed for investors seeking capital appreciation through a diversified portfolio consisting primarily of domestic growth, domestic value, and international stocks.


TOTAL RETURN FOR PERIODS ENDED 8/31/98

                                Class A           Class B           Class M
(inception date)               (7/1/94)          (7/1/94)          (7/3/95)
                              NAV      POP      NAV     CDSC      NAV     POP
------------------------------------------------------------------------------
6 months                    -9.71%  -14.88%   -9.95%  -14.45%   -9.92%  -13.10%
------------------------------------------------------------------------------
1 year                       1.24    -4.56     0.66    -3.74     0.80    -2.75
------------------------------------------------------------------------------
Life of fund                83.34    72.77    79.30    77.30    81.03    74.68
Annual average              15.65    14.01    15.03    14.72    15.30    14.31
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/98

                                         Standard & Poor's          MSCI
                                            500 Index            EAFE Index
------------------------------------------------------------------------------
6 months                                      -8.10%               -7.81%
------------------------------------------------------------------------------
1 year                                         8.09                -0.14
------------------------------------------------------------------------------
Life of fund                                 135.70                22.01
Annual average                                22.83                 4.89
------------------------------------------------------------------------------

Past performance is no assurance of future results. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50% respectively. Class B share returns for the 1-year and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class M shares for periods prior to its inception are derived from the historical performance of class A shares adjusted to reflect both the initial sales charge and in the case of class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE INFORMATION
6 months ended 8/31/98

                                Class A       Class B      Class M
------------------------------------------------------------------------------
Share value:                  NAV      POP      NAV      NAV      POP
------------------------------------------------------------------------------
2/28/98                    $13.18   $13.98   $13.07   $13.11   $13.59
------------------------------------------------------------------------------
8/31/98                     11.90    12.63    11.77    11.81    12.24
------------------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 9/30/98
(most recent calendar quarter)

                                Class A           Class B           Class M
(inception date)               (7/1/94)          (7/1/94)          (7/3/95)
                              NAV      POP      NAV     CDSC      NAV     POP
------------------------------------------------------------------------------
6 months                   -13.88%  -18.83%  -14.14%  -18.43%  -14.10%  -17.10%
------------------------------------------------------------------------------
1 year                      -4.45    -9.96    -5.06    -9.21    -4.90    -8.23
------------------------------------------------------------------------------
Life of fund                84.58    73.94    80.36    78.36    82.11    75.71
Annual average              15.51    13.91    14.89    14.59    15.15    14.18
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. See first page of performance section for performance calculation method.

This performance information does not reflect any market volatility that may have occurred since the date of the information. As a result, more recent returns may be more or less than those shown.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index* is an unmanaged list of common stocks whose performance assumes reinvestment of all distributions. It is frequently used as a general measure of stock market performance.

Europe, Australia, and Far East (EAFE)* component of Morgan Stanley Capital International (MSCI) World Index is an unmanaged list of approximately 1,045 equity securities originating in 18 countries listed on the stock exchanges of Europe, Australia, and the Far East, with all values expressed in U.S. dollars. Performance figures reflect changes in market prices and reinvestment of distributions net of withholding taxes. Because the fund is a managed portfolio investing in a wide variety of foreign securities, the securities it owns will not match those in the index.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



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

Portfolio of investments owned
August 31, 1998 (Unaudited)

COMMON STOCKS (96.2%) (a)
NUMBER OF SHARES                                                                                                     VALUE
Automotive (2.6%)
--------------------------------------------------------------------------------------------------------------------------
            393,209  Avis Europe PLC 144A ADR (United Kingdom) (NON)                                        $    1,583,248
                835  Bayerishe Motoren Werke (BMW) (Germany)                                                       613,237
            100,000  Honda Motor Co., Ltd. (Japan)                                                               3,448,031
             61,000  Volkswagen AG (Germany)                                                                     4,403,530
            174,086  Volvo AB (Sweden)                                                                           4,818,915
                                                                                                            --------------
                                                                                                                14,866,961

Banks (12.2%)
--------------------------------------------------------------------------------------------------------------------------
            212,852  Allied Irish Banks PLC (Ireland)                                                            2,929,651
             35,700  Banc One Corp.                                                                              1,356,600
            136,400  Banca Popolare di Bergamo (Italy)                                                           2,908,818
            142,800  Banca Popolare di Brescia (Italy)                                                           3,279,873
             74,708  Bank of Ireland (Ireland)                                                                   1,150,799
                711  Bank of Nova Scotia (Canada)                                                                   11,673
             67,800  BankAmerica Corp.                                                                           4,343,438
            126,237  Banque Nationale de Paris (France)                                                          8,351,639
             76,000  Bayerische Vereinsbank AG (Germany)                                                         5,819,527
             63,410  Credit Commercial de France (France)                                                        4,436,820
             50,530  Deutsche Bank AG (Germany)                                                                  3,155,788
            108,200  First Chicago NBD Corp.                                                                     6,857,175
            163,400  First Union Corp.                                                                           7,924,900
              2,060  Julius Baer Holdings AG (Switzerland)                                                       5,710,326
              1,380  Liechtenstein Global Trust AG (Switzerland)                                                 1,395,301
            360,660  National Westminster Bancorp Inc. (United Kingdom)                                          6,371,485
            474,781  Nordbanken Holding AG (Sweden)                                                              2,840,671
             28,043  Unidanmark AS (Denmark)                                                                     2,305,134
                                                                                                            --------------
                                                                                                                71,149,618

Brewing (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            156,518  Bass PLC (United Kingdom)                                                                   2,105,976

Broadcasting (1.6%)
--------------------------------------------------------------------------------------------------------------------------
            154,400  CBS Corp.                                                                                   4,014,400
              7,000  Nippon Television Network Corp. (Japan)                                                     2,031,217
             21,500  Societe Television Francaise 1 (France)                                                     3,183,566
                                                                                                            --------------
                                                                                                                 9,229,183

Building and Construction (1.7%)
--------------------------------------------------------------------------------------------------------------------------
             19,471  Bouygues SA (France)                                                                        3,727,612
            303,828  CRH PLC (Ireland)                                                                           3,315,127
             88,933  Cimpor-Cimentos de Portugal, SGPS, S.A. (Portugal)                                          2,690,302
                                                                                                            --------------
                                                                                                                 9,733,041

Business Equipment (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            228,000  Ricoh Co., Ltd. (Japan)                                                                     2,186,988

Business Services (0.3%)
--------------------------------------------------------------------------------------------------------------------------
             48,659  Vedior NV (Netherlands)                                                                     1,472,213

Cable Television (2.7%)
--------------------------------------------------------------------------------------------------------------------------
            233,100  MediaOne Group Inc. (NON)                                                                   9,557,100
             95,700  Tele-Comm Liberty Media Group, Inc. Class A (NON)                                           3,128,194
             90,904  Tele-Communications, Inc. Class A (NON)                                                     2,999,832
                                                                                                            --------------
                                                                                                                15,685,126

Chemicals (0.5%)
--------------------------------------------------------------------------------------------------------------------------
             70,000  Akzo-Nobel N.V. (Netherlands)                                                               2,883,869

Computer Software (3.1%)
--------------------------------------------------------------------------------------------------------------------------
            252,645  Computer Associates International, Inc.                                                     6,821,415
            115,108  Microsoft Corp. (NON)                                                                      11,043,174
                                                                                                            --------------
                                                                                                                17,864,589

Computers (2.6%)
--------------------------------------------------------------------------------------------------------------------------
            219,800  Compaq Computer Corp.                                                                       6,140,663
            325,000  Fujitsu Ltd. (Japan)                                                                        3,297,269
             50,400  IBM Corp.                                                                                   5,676,300
                                                                                                            --------------
                                                                                                                15,114,232

Conglomerates (2.8%)
--------------------------------------------------------------------------------------------------------------------------
             75,200  General Electric Co.                                                                        6,016,000
            387,566  Granada Group PLC (United Kingdom)                                                          5,006,690
             92,300  Tyco International Ltd.                                                                     5,122,650
                                                                                                            --------------
                                                                                                                16,145,340

Electric Utilities (1.1%)
--------------------------------------------------------------------------------------------------------------------------
            141,000  Electricidade de Portugal S.A. (Portugal) (NON)                                             3,294,905
            207,172  Iberdola S.A. (Spain)                                                                       3,060,117
                                                                                                            --------------
                                                                                                                 6,355,022

Electronics and Electrical Equipment (2.3%)
--------------------------------------------------------------------------------------------------------------------------
            100,350  Philips Electronics N.V. (Netherlands)                                                      6,568,216
             90,000  Sony Corp. (Japan)                                                                          6,583,186
                                                                                                            --------------
                                                                                                                13,151,402

Entertainment (0.6%)
--------------------------------------------------------------------------------------------------------------------------
             42,000  Time Warner, Inc.                                                                           3,375,750

Environmental Control (0.9%)
--------------------------------------------------------------------------------------------------------------------------
             27,015  Vivendi (France)                                                                            5,391,558

Financial Services (3.8%)
--------------------------------------------------------------------------------------------------------------------------
            107,190  American Express Co.                                                                        8,360,820
             28,050  UBS AG (Switzerland)                                                                        9,077,859
          1,403,000  Nikko Securities Co. Ltd. (Japan)                                                           4,419,522
                                                                                                            --------------
                                                                                                                21,858,201

Food and Beverages (2.3%)
--------------------------------------------------------------------------------------------------------------------------
             22,450  Huhtamaki I Free (Finland)                                                                  1,028,892
              2,384  Nestle S.A. (Switzerland)                                                                   4,430,969
            168,471  Sara Lee Corp.                                                                              7,623,313
                                                                                                            --------------
                                                                                                                13,083,174

Insurance (8.3%)
--------------------------------------------------------------------------------------------------------------------------
            111,675  AGF (Assurances Generales de France) (France)                                               6,130,064
            111,300  Aflac Inc.                                                                                  2,796,413
            512,000  Alleanza Assicurazioni (Italy)                                                              6,418,456
             73,600  American General Corp.                                                                      4,728,800
             72,421  Axa S.A. (France) (NON)                                                                     8,343,292
            151,757  Internationale Nederlanden Groep (ING)(Netherlands)                                         8,968,746
          2,659,327  Istituto Nazionale delle Assicurazioni (Italy)                                              7,127,303
              6,675  Zurich Allied AG (Switzerland)                                                              4,005,925
                                                                                                            --------------
                                                                                                                48,518,999

Machinery (0.3%)
--------------------------------------------------------------------------------------------------------------------------
             20,470  Mannesmann AG (Germany)                                                                     1,852,963

Medical Supplies and Devices (1.1%)
--------------------------------------------------------------------------------------------------------------------------
             33,400  Baxter International, Inc.                                                                  1,778,550
            115,000  U.S. Surgical Corp.                                                                         4,592,813
                                                                                                            --------------
                                                                                                                 6,371,363

Networking Equipment (1.9%)
--------------------------------------------------------------------------------------------------------------------------
            100,000  Ascend Communications, Inc. (NON)                                                           3,518,750
             81,000  Cisco Systems, Inc. (NON)                                                                   6,631,875
             58,100  Newbridge Networks Corp. (Canada)                                                           1,088,797
                                                                                                            --------------
                                                                                                                11,239,422

Oil and Gas (1.0%)
--------------------------------------------------------------------------------------------------------------------------
             60,336  Total S.A. Class B (France)                                                                 5,867,491

Pharmaceuticals and Biotechnology (13.5%)
--------------------------------------------------------------------------------------------------------------------------
            149,500  American Home Products Corp.                                                                7,493,688
             89,000  Bristol-Myers Squibb Co.                                                                    8,710,875
             90,800  Lilly (Eli) & Co.                                                                           5,947,400
            100,700  Merck & Co., Inc.                                                                          11,674,906
              3,140  Novartis AG ADR (Switzerland)                                                               4,893,874
             76,600  Pfizer, Inc.                                                                                7,123,800
            247,400  Pharmacia & Upjohn, Inc.                                                                   10,282,563
            145,600  Schering-Plough Corp.                                                                      12,521,600
            155,200  Warner-Lambert Co.                                                                         10,126,800
                                                                                                            --------------
                                                                                                                78,775,506

Photography (0.8%)
--------------------------------------------------------------------------------------------------------------------------
            230,000  Canon, Inc. (Japan)                                                                         4,675,062

Publishing (1.0%)
--------------------------------------------------------------------------------------------------------------------------
             61,400  Harcourt General, Inc.                                                                      2,981,738
             48,800  Tribune Co.                                                                                 3,144,550
                                                                                                            --------------
                                                                                                                 6,126,288

Restaurants (0.7%)
--------------------------------------------------------------------------------------------------------------------------
             73,100  McDonald's Corp.                                                                            4,098,169

Retail (4.6%)
--------------------------------------------------------------------------------------------------------------------------
                 30  Circle K Japan Co. Ltd. (Japan)                                                                   941
            115,240  Costco Companies, Inc. (NON)                                                                5,423,483
             43,200  CVS Corp.                                                                                   1,571,400
            132,000  Dayton Hudson Corp.                                                                         4,752,000
             37,388  Fred Meyer, Inc. (NON)                                                                      1,469,816
            164,000  Lowe's Cos., Inc.                                                                           5,750,250
             93,050  Rite Aid Corp.                                                                              3,367,247
            199,800  TJX Cos., Inc. (The)                                                                        4,458,038
                                                                                                            --------------
                                                                                                                26,793,175

Semiconductors (2.4%)
--------------------------------------------------------------------------------------------------------------------------
             78,000  Intel Corp.                                                                                 5,552,625
            152,250  STMicroelectronics (France)                                                                 8,460,483
                                                                                                            --------------
                                                                                                                14,013,108

Telecommunication Equipment (3.3%)
--------------------------------------------------------------------------------------------------------------------------
             33,685  Alcatel Alsthom CGE S.A. (France)                                                           5,450,093
             74,600  DSC Communications Corp. (NON)                                                              1,799,725
             63,620  Northern Telecom Ltd. (Canada)                                                              3,046,376
            126,731  Oy Nokia AB Class A (Finland)                                                               9,008,526
                                                                                                            --------------
                                                                                                                19,304,720

Telecommunications (13.7%)
--------------------------------------------------------------------------------------------------------------------------
            193,000  Airtouch Communications Inc                                                                10,856,250
            280,000  Cable & Wireless PLC (United Kingdom)                                                       2,724,585
            226,660  Deutsche Telekom AG (Germany) (NON)                                                         6,026,201
            140,493  Hellenic Telecommunication Organization S.A. (Greece)                                       3,253,698
            151,695  Portugal Telecom S.A. (Portugal)                                                            6,946,514
            197,303  Royal PTT (United Kingdom)                                                                  8,944,360
             91,300  Sprint Corp.                                                                                6,122,806
          1,429,500  Telecom Italia SPA (Italy)                                                                 11,089,982
            260,662  Tele-Communications TCI ventures Group Class A (NON)                                        6,007,028
            209,556  Telfonica de Espana (Spain)                                                                 8,043,650
            361,325  Vodafone Group PLC (United Kingdom)                                                         3,642,814
            148,800  WorldCom, Inc. (NON)                                                                        6,091,500
                                                                                                            --------------
                                                                                                                79,749,388

Tobacco (1.0%)
--------------------------------------------------------------------------------------------------------------------------
            622,389  B A T Industries PLC (United Kingdom) (NON)                                                 6,129,348

Transportation (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            199,973  TNT Post Group N.V. (Netherlands) (NON)                                                     4,215,053
                                                                                                            --------------
                     Total Common Stocks (cost $597,489,399)                                                $  559,382,298

SHORT-TERM INVESTMENTS (0.9%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
         $5,300,000  Windmill Funding effective yield 5.55%, October 28, 1998                               $    5,307,943
          5,192,000  Interest in $750,000,000 joint tri-party repurchase agreement dated August 31, 1998 with Goldman Sachs & Co.
                       due September 1, 1998 with respect to various U.S.
                       Treasury obligations -- maturity value of $5,192,834
                       for an effective yield of 5.78%                                                           5,192,834
                                                                                                            --------------
                     Total Short-Term Investments (cost $10,500,777)                                        $   10,500,777
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $607,990,176) (b)                                              $  569,883,075
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $581,534,882.

  (b) The aggregate identified cost on a tax basis is $608,952,335, resulting in gross unrealized appreciation and depreciation of $30,519,654 and $69,588,914, respectively, or net unrealized depreciation of $39,069,260.

(NON) Non-income-producing security.

      ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

      Diversification by Country

      Distribution of investments by country of issue at August 31, 1998 (as a percentage of Market Value)

         Canada           0.7%
         Denmark          0.4
         Finland          1.8
         France          10.4
         Germany          3.8
         Greece           0.6
         Ireland          1.3
         Italy            5.4
         Japan            4.7
         Netherlands      4.2
         Portugal         2.3
         Spain            2.0
         Sweden           1.3
         Switzerland      5.2
         United Kingdom   6.4
         United States   49.5
                         ----
         Total          100.0%

-------------------------------------------------------------------------------
Forward Currency Contracts to Sell at August 31, 1998 (Unaudited)
                           Market    Aggregate Face     Delivery    Unrealized
                           Value         Value            Date     Depreciation
-------------------------------------------------------------------------------
Japanese Yen            $11,444,676   $11,345,574        9/14/98     $(99,102)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Swap Contracts outstanding at August 31, 1998 (Unaudited)
                                         Notional   Termination     Unrealized
                                          Amount       Date        Depreciation
-------------------------------------------------------------------------------
Agreement with Lehman Brothers
Finance S.A. Dated July 27,1998 to
receive (pay) quarterly the notional
amount multiplied by the return of
Parametric Technology Corp. (PMCT)
and to pay the notional amount
multiplied by three months LIBOR
adjusted by a specified spread.        $1,274,006       10/27/98   $ (301,210)

Agreement with Lehman Brothers
Finance S.A. Dated July 27,1998 to
receive (pay) quarterly the notional
amount multiplied by the return of
Cendant Corp. and to pay the notional
amount multiplied by three months
LIBOR adjusted by a specified
spread.                                 4,006,419       10/27/98   (1,276,640)
-------------------------------------------------------------------------------
                                                                  $(1,577,850)
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.






Statement of assets and liabilities
August 31, 1998 (Unaudited)
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $607,990,176) (Note 1)        $569,883,075
-----------------------------------------------------------------------------------------------
Dividends and other receivables                                                       1,059,941
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                1,004,086
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                       41,462,182
-----------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                        116,362
-----------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                               19,286
-----------------------------------------------------------------------------------------------
Total assets                                                                        613,544,932

Liabilities
-----------------------------------------------------------------------------------------------
Distribution payable to shareholders                                                      2,078
-----------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                      1,067,235
-----------------------------------------------------------------------------------------------
Foreign currency payable (Note 1)                                                    12,758,060
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                     12,940,863
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            1,261,656
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          1,155,040
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              222,413
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            15,761
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              1,786
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                  514,914
-----------------------------------------------------------------------------------------------
Payable for organization expenses (Note 1)                                               59,711
-----------------------------------------------------------------------------------------------
Payable for swap contracts (Note 1)                                                   1,577,850
-----------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                              99,102
-----------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                           201,002
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  132,579
-----------------------------------------------------------------------------------------------
Total liabilities                                                                    32,010,050
-----------------------------------------------------------------------------------------------
Net assets                                                                         $581,534,882

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                    $513,038,286
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                              (182,051)
-----------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions (Note 1)                                              108,794,930
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                        (40,116,283)
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $581,534,882

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($245,677,440 divided by 20,641,766 shares)                                              $11.90
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $11.90)*                                  $12.63
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($311,448,088 divided by 26,471,544 shares)**                                            $11.77
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($24,409,354 divided by 2,066,803 shares)                                                $11.81
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $11.81)*                                  $12.24
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended August 31, 1998 (Unaudited)
Investment income:
-----------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $403,327)                                         $  5,361,702
-----------------------------------------------------------------------------------------------
Interest                                                                                647,643
-----------------------------------------------------------------------------------------------
Total investment income                                                               6,009,345

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      2,292,876
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          820,501
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        11,552
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          5,364
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                   518,140
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                 1,815,233
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                   103,344
-----------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                            9,749
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  52,083
-----------------------------------------------------------------------------------------------
Registration fees                                                                         4,758
-----------------------------------------------------------------------------------------------
Auditing                                                                                 16,689
-----------------------------------------------------------------------------------------------
Legal                                                                                     3,308
-----------------------------------------------------------------------------------------------
Postage                                                                                  90,684
-----------------------------------------------------------------------------------------------
Other                                                                                    32,449
-----------------------------------------------------------------------------------------------
Total expenses                                                                        5,776,730
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (107,558)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          5,669,172
-----------------------------------------------------------------------------------------------
Net investment income                                                                   340,173
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                     89,112,159
-----------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                             633,506
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the period (Note 1)                                          (339,182)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
swap contracts during the period                                                   (154,765,277)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                             (65,358,794)
-----------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                               $(65,018,621)
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                               Six months ended      Year ended
                                                                                      August 31     February 28
                                                                                          1998*            1998
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                       $    340,173     $  (833,163)
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                                        89,745,665      82,343,328
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies                                   (155,104,459)     47,865,260
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                                     (65,018,621)    129,375,425
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                                  --        (822,276)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                                  --        (334,603)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                                  --         (52,099)
---------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                                  --     (29,056,997)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                                  --     (35,955,231)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                                  --      (2,675,739)
---------------------------------------------------------------------------------------------------------------
  In excess of net investment income
    Class A                                                                                  --      (1,034,844)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                                  --        (421,101)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                                  --         (65,568)
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                    17,231,419     124,152,859
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                             (47,787,202)    183,109,826

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                                 629,322,084     446,212,258
---------------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of
net investment income of $182,051
and $522,224, respectively)                                                        $581,534,882    $629,322,084
---------------------------------------------------------------------------------------------------------------

 * Unaudited

   The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                                               Six months
                                                    ended                                                      For the period
Per-share                                       August 31                                         Year ended     July 1, 1994+
operating performance                          (Unaudited)             Year ended Feb. 28            Feb. 29       to Feb. 28
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $13.18           $11.85           $11.02            $8.83            $8.50
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .03(c)           .03(c)           .06(c)           .06              .03(c)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                 (1.31)            3.06             1.77             2.60              .32
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                               (1.28)            3.09             1.83             2.66              .35
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                      --             (.05)            (.12)            (.08)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                         --            (1.66)            (.83)            (.39)              --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                      --             (.05)            (.05)              --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments                           --               --               --               --             (.02)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                    --            (1.76)           (1.00)            (.47)            (.02)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $11.90           $13.18           $11.85           $11.02            $8.83
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                           (9.71)*          27.74            16.92            30.58             4.13*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $245,677         $270,536         $199,305         $142,513          $93,144
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .66*            1.37             1.43             1.56             1.12*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                             .21*             .20              .48              .60              .37*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover (%)                             123.67*           97.77            82.07            72.00            46.52*
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended February 29, 1996 and thereafter includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                               Six months
                                                    ended                                                      For the period
Per-share                                       August 31                                         Year ended     July 1, 1994+
operating performance                          (Unaudited)             Year ended Feb. 28            Feb. 29       to Feb. 28
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $13.07           $11.77           $10.97            $8.80            $8.50
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.01)(c)         (.06)(c)         (.01)(c)          .01               --(c)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                 (1.29)            3.05             1.76             2.60              .32
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                               (1.30)            2.99             1.75             2.61              .32
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                      --             (.01)            (.09)            (.05)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                         --            (1.66)            (.83)            (.39)              --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                      --             (.02)            (.03)              --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments                           --               --               --               --             (.02)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                    --            (1.69)            (.95)            (.44)            (.02)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $11.77           $13.07           $11.77           $10.97            $8.80
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                           (9.95)*          26.98            16.19            30.05             3.77*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $311,448         $333,642         $232,117         $150,679          $75,998
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .99*            2.00             2.02             2.09             1.45*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                            (.09)*           (.44)            (.12)             .05              .05*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover (%)                             123.67*           97.77            82.07            72.00            46.52*
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended February 29, 1996 and thereafter includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------
                                                                Six months
                                                                     ended                                     For the period
Per-share                                                        August 31                                       July 3, 1995+
operating performance                                           (Unaudited)              Year ended Feb. 28        to Feb. 29
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1998             1998             1997             1996
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $13.11           $11.80           $11.01            $9.76
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                           .01 (c)         (.03)(c)          .01(c)            --(c)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                  (1.31)            3.07             1.78             1.72
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                (1.30)            3.04             1.79             1.72
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                       --             (.03)            (.12)            (.08)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                          --            (1.66)            (.83)            (.39)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                       --             (.04)            (.05)              --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments                                            --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                     --            (1.73)           (1.00)            (.47)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $11.81           $13.11           $11.80           $11.01
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                            (9.92)*          27.36            16.51            17.95*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                     $24,409          $25,145          $14,791           $3,901
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                              .87*            1.75             1.77             1.23*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                                              .03*            (.22)             .05               --*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover (%)                                              123.67*           97.77            82.07            72.00
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended February 29, 1996 and thereafter includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
August 31, 1998 (Unaudited)

Note 1
Significant accounting policies

Putnam Diversified Equity Trust ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-ended management investment company. The fund seeks capital appreciation by investing primarily through a diversified portfolio consisting of domestic growth, domestic value, and international stocks.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if not sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Swap contracts The fund may engage in swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument. The fund may enter into equity swap agreements, to manage its exposure to equity markets, which involve a commitment by one party to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Equity swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform.

H) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended August 31, 1998, the fund had no borrowings against the line of credit.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

K) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $98,304. These expenses are being amortized on projected net asset levels over a five-year period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

As part of the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At August 31, 1998, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

For the six months ended August 31, 1998, fund expenses were reduced by $107,558 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $970 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.65%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.75% of the average net assets attributable to class M shares. The Trustees currently limit payment by the fund to an annual rate of 0.50% of the average net assets attributable to class A shares outstanding as of July 1, 1995 (except for class A shares for which Putnam Mutual Funds is the dealer of record) and 0.25% of such average net asset value of shares acquired after that date (including shares acquired through reinvestment of distributions).

For the six months ended August 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $124,014 and $14,274 from the sale of class A and class M shares, respectively and $208,366 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended August 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received $1,015 on class A redemptions.

Note 3
Purchase and sales of securities

During the six months ended August 31, 1998, purchases and sales of investment securities other than short-term investments aggregated $812,769,597 and $790,981,890, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At August 31, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                        Six months ended
                                                         August 31, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      2,814,409        $39,215,955
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                           --                 --
-----------------------------------------------------------------------------
                                                 2,814,409         39,215,955

Shares
repurchased                                     (2,694,367)       (37,223,815)
-----------------------------------------------------------------------------
Net increase                                       120,042        $ 1,992,140
-----------------------------------------------------------------------------

                                                          Year ended
                                                       February 28, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      5,175,007        $66,125,111
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,524,545         29,941,026
-----------------------------------------------------------------------------
                                                 7,699,552         96,066,137

Shares
repurchased                                     (4,001,992)       (51,079,869)
-----------------------------------------------------------------------------
Net increase                                     3,697,560        $44,986,268
-----------------------------------------------------------------------------

                                                         Six months ended
                                                         August 31, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      4,265,131        $58,627,291
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                           --                 --
-----------------------------------------------------------------------------
                                                 4,265,131         58,627,291

Shares
repurchased                                     (3,313,737)       (45,438,172)
-----------------------------------------------------------------------------
Net increase                                       951,394        $13,189,119
-----------------------------------------------------------------------------

                                                           Year ended
                                                       February 28, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      8,216,514       $105,808,985
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,942,200         34,659,096
-----------------------------------------------------------------------------
                                                11,158,714        140,468,081

Shares
repurchased                                     (5,357,887)       (69,585,473)
-----------------------------------------------------------------------------
Net increase                                     5,800,837       $ 70,882,608
-----------------------------------------------------------------------------

                                                         Six months ended
                                                         August 31, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        296,235         $4,118,348
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                           --                 --
-----------------------------------------------------------------------------
                                                   296,235          4,118,348

Shares
repurchased                                       (147,823)        (2,068,188)
-----------------------------------------------------------------------------
Net increase                                       148,412         $2,050,160
-----------------------------------------------------------------------------

                                                            Year ended
                                                        February 28, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        645,008         $8,214,553
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      233,331          2,755,638
-----------------------------------------------------------------------------
                                                   878,339         10,970,191

Shares
repurchased                                       (213,412)        (2,686,208)
-----------------------------------------------------------------------------
Net increase                                       664,927         $8,283,983
-----------------------------------------------------------------------------



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

John J. Morgan, Jr.
Vice President

Paul C. Warren
Vice President and Fund Manager

Robert R. Beck
Vice President and Fund Manager

Michael P. Stack
Vice President and Fund Manager

Omid Kamshad
Vice President and Fund Manager

Justin M. Scott
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Diversified Equity Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
---------------------

SA003-45952-522/525/2AF  10/98